UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2025

DATAVAULT AI INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Fourth Amendment to Asset Purchase Agreement

As previously disclosed, on December 19, 2024, Datavault AI Inc. (the “Company”) entered into an asset purchase agreement, as amended by that certain amendment to the asset purchase agreement, dated as of December 30, 2024, and as further amended by that certain second amendment to the asset purchase agreement, dated as of February 25, 2025, and as further amended by that certain third amendment to the asset purchase agreement, dated March 31, 2025 (the “Asset Purchase Agreement”), with CompuSystems, Inc., a Texas corporation (“CSI”), pursuant to which the Company has agreed to purchase, assume and accept from CSI all of the rights, title and interests in, to and under the assets and interests used in the Acquired Business (as defined in the Asset Purchase Agreement), and products and services solely to the extent they utilize the Transferred Assets (as defined in the Asset Purchase Agreement), including CSI’s customer contracts, trademarks, and other intellectual property.

On May 14, 2025, the Company and CSI entered into a fourth amendment to the Asset Purchase Agreement (the “Fourth Amendment”). Pursuant to the Fourth Amendment, the parties agreed to amend the definition of Outside Date (as defined in the Asset Purchase Agreement) to mean May 23, 2025, after which the Asset Purchase Agreement may be terminated by any party if the closing shall not have consummated on or prior to such Outside Date.

Except as stated above, the Fourth Amendment does not make any other substantive changes to the Asset Purchase Agreement.

A copy of the Fourth Amendment is filed with this Current Report on Form 8-K (“Form 8-K”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Fourth Amendment is qualified in its entirety by reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Fourth Amendment to the Asset Purchase Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2025	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer